Exhibit 4.2

Execution Copy

AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

OMNIBUS AMENDMENT

TO SERIES SUPPLEMENTS

This OMNIBUS AMENDMENT TO SERIES SUPPLEMENTS, dated as of July 20, 2016 (this “Amendment”), to the Supplements (as hereinafter described) to the Third Amended and Restated Pooling and Servicing Agreement, dated as of July 20, 2016, among American Express Receivables Financing Corporation II, a Delaware corporation (“RFC II”), as a Transferor prior to the RFC II Removal Date, American Express Receivables Financing Corporation III LLC, a Delaware limited liability company (“RFC III”), and American Express Receivables Financing Corporation IV LLC, a Delaware limited liability company (“RFC IV”), as Transferors prior to, on and after the RFC II Removal Date, American Express Travel Related Services Company, Inc., a New York corporation (“TRS”), as Servicer, and The Bank of New York Mellon, a New York banking corporation, as Trustee (in such capacity, the “Trustee”) and as Securities Intermediary, is made and entered into as of July 20, 2016.

RECITALS

WHEREAS, RFC II, RFC III and RFC IV, as Transferors, TRS, as Servicer, and the Trustee have previously entered into: (i) the Series 2008-2 Supplement, dated as of February 22, 2008; (ii) the Series 2009-D-II Supplement, dated as of June 5, 2009 (as amended, the “Series 2009-D-II Supplement”); (iii) the Series 2012-1 Supplement, dated as of June 22, 2012 (as amended, the “Series 2012-1 Supplement”); (iv) the Series 2012-4 Supplement, dated as of November 8, 2012; (v) the Series 2013-1 Supplement, dated as of July 25, 2013 (as amended, the “Series 2013-1 Supplement”); (vi) the Series 2013-2 Supplement, dated as of November 13, 2013 (as amended, the “Series 2013-2 Supplement”); (vii) the Series 2013-3 Supplement, dated as of November 13, 2013 (as amended, the “Series 2013-3 Supplement”); (viii) the Series 2014-1 Supplement, dated as of May 19, 2014; (ix) the Series 2014-2 Supplement, dated as of July 1, 2014 (as amended, the “Series 2014-2 Supplement”); (x) the Series 2014-3 Supplement, dated as of September 22, 2014 (as amended, the “Series 2014-3 Supplement” and, together with the Series 2012-1 Supplement, Series 2013-1 Supplement, Series 2013-2 Supplement, Series 2013-3 Supplement and Series 2014-2 Supplement, the “Referenced Series Supplements”); (xi) the Series 2014-4 Supplement, dated as of November 19, 2014; (xii) the Series 2014-5 Supplement, dated as of November 19, 2014; (xiii) the Series 2015-1 Supplement, dated as of July 20, 2015; (xiv) the Series 2016-E-I Supplement, dated as of June 7, 2016 (as amended, the “Series 2016-E-I Supplement”); and (xv) the Series 2016-E-II Supplement, dated as of June 7, 2016 (as amended, the “Series 2016-E-II Supplement” and, together with the Series 2009-D-II Supplement and the Series 2016-E-I Supplement, the “Support Series Supplements”);

WHEREAS, the series supplements listed in the preceding paragraph are, collectively and in each case as amended to date, the “Supplements”;

WHEREAS, RFC II, RFC III and RFC IV, as Transferors, TRS, as Servicer, and the Trustee are parties to that Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006 (as so amended, restated or otherwise modified prior to the date hereof, the “Existing Pooling and Servicing Agreement”);

WHEREAS, concurrently with the execution of this Amendment, the Existing Pooling and Servicing Agreement is being amended and restated to, among other things, provide that, as of the date hereof (the “RFC II Removal Date”), RFC II will be removed as a Transferor;

WHEREAS, the Existing Pooling and Servicing Agreement as so amended and restated as of July 20, 2016, and as otherwise modified from time to time, is referred to herein as the “Agreement”; and

WHEREAS, pursuant to Section 13.01(a) of the Agreement, the parties to each of the Supplements now wish to amend the Supplements as set forth herein, among other things, to provide for the removal of RFC II, as a Transferor.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, RFC II, as a Transferor prior to the RFC II Removal Date, RFC III and RFC IV, as Transferors prior to, on and after the RFC II Removal Date, the Servicer and the Trustee hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01. Defined Terms Not Defined Herein. All capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the respective Supplements or the Agreement, as the case may be.

ARTICLE II

AMENDMENTS TO SUPPLEMENTS

SECTION 2.01. Amendments to Remove RFC II as a Transferor.

(a) The introductory paragraph at the beginning of each Supplement is hereby amended to state that each such Supplement is “among AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION II, a Delaware corporation, as a Transferor prior to the RFC II Removal Date, AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC, a Delaware limited liability company, and AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC, a Delaware limited liability company, as Transferors, AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., a New York corporation, as Servicer, and THE BANK OF NEW YORK MELLON, a banking corporation organized and existing under the laws of the State of New York, not in its individual capacity, but solely as Trustee.”

(b) All references in each Supplement to the Transferors shall, prior to the RFC II Removal Date, be references to RFC II, RFC III and RFC IV, and, on and after the RFC II Removal Date, be references to RFC III and RFC IV, their respective successors and assigns, as Transferors under the Agreement, and any Additional Transferors.

SECTION 2.02. Amendments to Section 1.01. The following subsections (e) and (f) are hereby inserted in Section 1.01 of each Supplement, it being understood that any reference to “Series 20[    ]-[    ]” shall be read to be a reference to the applicable series designation:

(e) Series 201[    ]-[    ] shall be a Repurchase Reporting Series.

(f) Series 201[    ]-[    ] shall be an Investor Communication Reporting Series.

SECTION 2.03. Amendments to Section 2.01. The definition of “RFC II Removal Date” is hereby inserted in its appropriate alphabetical order in Section 2.01 of each Supplement and it shall read as follows:

“RFC II Removal Date” shall mean July 20, 2016.

SECTION 2.04. Amendments to Section 4.03(a)(ii). The first two sentences of subsection 4.03(a)(ii) of each Supplement, other than the Support Series Supplements, are hereby be deleted and replaced with the following, it being understood that any reference to “Series 20[    ]-[    ]” shall be read to be a reference to the applicable series designation:

At the written direction of the Servicer (or its agent appointed pursuant to Section 4.13(c)), funds on deposit in the Principal Funding Account shall be invested by the Trustee in Eligible Investments selected by the Servicer (or its agent appointed pursuant to Section 4.13(c)); provided, however, that if no such written direction is provided, funds on deposit in the Principal Funding Account shall remain uninvested. All such Eligible Investments shall be held by the Trustee for the benefit of the Series 20[    ]-[    ] Certificateholders; provided that on each Distribution Date all interest and other investment income (net of losses and investment expenses) (“Principal Funding Account Investment Proceeds”) on funds on deposit therein shall be applied as set forth in paragraph (iii) below.

SECTION 2.05. Amendment to Section 4.12(b). The first two sentences of subsection 4.12(b) of each Supplement, other than the Support Series Supplements, are hereby deleted and replaced with the following:

(b) Funds on deposit in the Reserve Account shall be invested at the written direction of the Servicer (or its agent appointed pursuant to Section 4.13(c)) by the Trustee in Eligible Investments; provided, however, that if no such written direction is provided, funds on deposit in the Reserve Account shall remain uninvested. Subject to the immediately preceding sentence, funds on deposit in the Reserve Account on any Transfer Date, after giving effect to any withdrawals from the Reserve Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date.

SECTION 2.06. Amendment to Section 4.13. The following subsection (c) is hereby added to Section 4.13 in each Supplement, other than the Support Series Supplements:

(c) With respect to investments made by the Trustee pursuant to the terms hereof, the Servicer may appoint as its agent under a separate agreement a registered investment advisor and authorize such agent to give instructions, which may be provided to the Trustee through S.W.I.F.T., on behalf of the Servicer to the Trustee for funds to be invested and reinvested in one or more Eligible Investments. The Servicer shall provide the Trustee with a written direction certifying any such appointment. The Trustee shall be entitled to conclusively rely on, and shall be protected in acting upon, instructions, which may be provided to the Trustee through S.W.I.F.T., received from such agent on behalf of the Servicer.

SECTION 2.07. Amendments to the Exhibits.

(a) Each Supplement, other than the Referenced Series Supplements and the Support Series Supplements, shall be amended by deleting and replacing Exhibit C-1 thereto with Exhibit C-1 attached as Schedule I to this Amendment, it being understood that any reference to “Series 20[    ]-[    ]” therein shall be read to be a reference to the applicable series designation.

(b) Each Referenced Series Supplement shall be amended by deleting and replacing Exhibit C-1 thereto with Exhibit C-1 attached as Schedule II to this Amendment, it being understood that any reference to “Series 20[    ]-[    ]” therein shall be read to be a reference to the applicable series designation.

(c) Each Support Series Supplements shall be amended by deleting and replacing Exhibit C-1 thereto with Exhibit C-1 attached as Schedule III to this Amendment, it being understood that any reference to “Series 20[    ]-[    ]-[I/II]” therein shall be read to be a reference to the applicable series designation.

ARTICLE III

RELEASE AND RATIFICATION

SECTION 3.01. Release of RFC II. RFC II, as a Transferor, is hereby released from any obligations occurring on or after the RFC II Removal Date or with respect to representations and warranties of RFC II, as a Transferor, made as of or after the RFC II Removal Date.

SECTION 3.02. Ratification by RFC II. RFC II, as a Transferor prior to the RFC II Removal Date, hereby acknowledges and agrees that it is and shall continue to be liable for all representations, warranties and covenants made by it and all obligations performed or to be performed by it in its capacity as a Transferor prior to the RFC II Removal Date.

ARTICLE IV

MISCELLANEOUS

SECTION 4.01. Ratification of Supplements. As amended by this Amendment, the Supplements are in all respects ratified and confirmed and each Supplement, as amended by this Amendment, shall be read, taken and construed as one and the same instrument.

SECTION 4.02. Counterparts. This Amendment may be executed in two or more counterparts, and by different parties on separate counterparts (including by way of facsimile or electronic transmission), each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

SECTION 4.03. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT WITHOUT REFERENCE TO ITS OTHER CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 4.04. Effectiveness. The amendments provided for by this Amendment shall become effective as of July 20, 2016 upon:

(a) receipt by the Trustee of an Officer’s Certificate of RFC II, as a Transferor prior to the RFC II Removal Date, and RFC III and RFC IV, as Transferors prior to, on and after the RFC II Removal Date, dated the date of this Amendment, to the effect that each of RFC II, as a Transferor prior to the RFC II Removal Date, and RFC III and RFC IV, as Transferors prior to, on and after the RFC II Removal Date, respectively, reasonably believes that this Amendment will not have an Adverse Effect;

(b) receipt by RFC II, as a Transferor prior to the RFC II Removal Date, and RFC III and RFC IV, as Transferors prior to, on and after the RFC II Removal Date, the Servicer and the Trustee of written notice from each Rating Agency that the amendments provided for by this Amendment will not result in a reduction or withdrawal of its existing ratings on any outstanding Series or Class;

(c) receipt by the Trustee of an Opinion of Counsel delivered in connection with this Amendment pursuant to Section 13.02(d)(i) of the Agreement; and

(d) delivery of counterparts of this Amendment, duly executed by the parties hereto.

[Signature page follows.]

IN WITNESS WHEREOF, RFC II, as a Transferor prior to the RFC II Removal Date, RFC III and RFC IV, as Transferors prior to, on and after the RFC II Removal Date, the Servicer and the Trustee have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION II, as a Transferor prior to the RFC II Removal Date

By:	/s/ Anderson Y. Lee
	Name:	Anderson Y. Lee
	Title:	President

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC, as a Transferor prior to, on and after the RFC II Removal Date

By:	/s/ Denise D. Roberts
	Name:	Denise D. Roberts
	Title:	President

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC, as a Transferor prior to, on and after the RFC II Removal Date

By:	/s/ Denise D. Roberts
	Name:	Denise D. Roberts
	Title:	President

AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., as Servicer

By:	/s/ David L. Yowan
	Name:	David L. Yowan
	Title:	Treasurer

THE BANK OF NEW YORK MELLON, as Trustee and Securities Intermediary

By:	/s/ Michael D. Commisso
	Name:	Michael D. Commisso
	Title:	Vice President

[Omnibus Amendment to Series Supplements]

SCHEDULE I

EXHIBIT C-1

FORM OF MONTHLY STATEMENT

AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

A. TRUST ACTIVITY	TRUST TOTALS
Record Date
Number of days in Monthly Period
Beginning Number of Accounts
Beginning Principal Receivable Balance, including any Additions, Removals, or Adjustments of Principal Receivables during the Monthly Period	$
a. Addition of Principal Receivables	$
b. Removal of Principal Receivables	$
c. Adjustments to Principal Receivables	$
Special Funding Account Balance	$
Beginning Total Principal Balance	$
Finance Charge Collections (excluding Recoveries)	$
Collections of Discount Option Receivables	$
Recoveries	$
Total Collections of Finance Charge Receivables	$
Total Collections of Principal Receivables	$
Monthly Payment Rate		%
Defaulted Amount	$
Annualized Default Rate		%
Annualized Default Rate, Net of Recoveries		%
Trust Portfolio Yield		%
New Principal Receivables	$
Ending Number of Accounts
Ending Principal Receivables Balance	$
Ending Required Minimum Principal Balance	$
Ending Transferor Amount	$
Ending Special Funding Account Balance	$
Ending Total Principal Balance	$
Ending Total Receivables	$

C-1-1

B SERIES ALLOCATIONS
	Invested Amount	Adjusted Invested Amount	Principal Funding Account Balance	Series Required Transferor Amount	Series Allocation Percentage		Series Allocable Finance Charge Collections	Series Allocable Recoveries	Series Allocable Principal Collections	Series Allocable Defaulted Amount
Group	$	$	$	$		%	$	$	$	$
Other	$	$	$	$		%	$	$	$	$
Total
Trust

C. GROUP ALLOCATIONS (1)
	Invested Amount	Investor Finance Charge Collections	Investor Monthly Interest	Investor Default Amount	Investor Monthly Fees	Investor Additional Amounts	Total	Reallocated Investor Finance Charge Collections	Investment Funding Account Proceeds	Available Excess
Group	$	$	$	$	$	$	$	$	$	$
Total	$	$	$	$	$	$	$	$	$	$
Trust Total	$	$	$	$	$	$	$	$	$	$

	Group Investor Finance Charge Collections	Group Expenses	Group Reallocable Investor Finance Charge Collections
Group	$

(1)    Series 2009-D-II, Series 2016-E-I and Series 2016-E-II do not share in group allocations with other series. Therefore, certain figures set forth in section “B. Series Allocations” above, which include Series 2009-D-II, Series 2016-E-I and Series 2016-E-II, will not equal the corresponding figures set forth in this section “C. Group Allocations.”

D. TRUST PERFORMANCE
Delinquencies	Dollar Amount	Percentage of Ending Total Receivables	Number of Accounts	Percentage of Total Number of Accounts
31-60 Days Delinquent	$	%	%
61-90 Days Delinquent	$	%	%
91-120 Days Delinquent	$	%	%
120+ Days Delinquent	$	%	%
Total 30+ Days Delinquent	$	%	%

Loss Experience:
Ending Principal Receivables Balance
Defaulted Amount
Recoveries
Net Default Amount
Annualized Default Rate	%
Annualized Recovery Rate	%
Annualized Default Rate, Net of Recoveries	%
Number of Accounts Experiencing a Loss
Number of Accounts Experiencing a Recovery
Average Net Default Amount per Account Experiencing a Loss

C-1-2

E. REPURCHASES AND REPLACEMENTS
Information required by Rule 15Ga-1(a) concerning the Trust:
[No activity to report for reporting period.]
Most recent Form ABS-15G:
Form ABS-15G filed on under CIK number

F. ASSET REVIEW
Information required by Item 1121(d)(1) of Regulation AB concerning the Trust:
[No activity to report for reporting period.]
Information required by Item 1121(d)(2) of Regulation AB concerning the Trust:
[There has been no change to the Asset Representation Reviewer during the reporting period.]

G. INVESTOR COMMUNICATION
Information required by Item 1121(e) of Regulation AB concerning the Trust:

[No activity to report for reporting period.]

[On [                    ], 20[    ], [            ] received a request from [            ] expressing an interest in communicating with other

investors with regard to the possible exercise of rights under [TRANSACTION AGREEMENT]. The requesting investor may be contacted at:

[ADDRESS]

[PHONE NUMBER]

[EMAIL]]

H. CREDIT RISK RETENTION[1]
Required Seller’s Interest Amount	$
Seller’s Interest Amount	$
Seller’s Interest Percentage		%

[1]	Only applies on or after the date compliance with respect to Regulation RR is required.

C-1-3

SERIES 20[    ]-[    ] CERTIFICATES

A. INVESTOR/TRANSFEROR ALLOCATIONS	SERIES ALLOCATIONS		TOTAL INVESTOR INTEREST		TRANSFERORS’ INTEREST
Beginning Invested Amount/Transferor Amount	$		$		$
Beginning Adjusted Invested Amount	$		$		$
Floating Allocation Percentage		%		%		%
Principal Allocation Percentage		%		%		%
Collections of Finance Charge Receivables	$		$		$
Collections of Principal Receivables	$		$		$
Defaulted Amount	$		$		$
Ending Invested Amount/Transferor Amount	$		$		$

B. MONTHLY PERIOD FUNDING REQUIREMENTS	CLASS A		CLASS B		COLLATERAL INTEREST		TOTAL
Principal Funding Account Balance	$		$		$		$
Investment Proceeds for Monthly Period	$		$		$		$
Required Reserve Account Amount	$		$		$		$
Reserve Account Opening Balance	$		$		$		$
Reserve Account Investment Proceeds retained per Section 4.12(b)	$		$		$		$
Reserve Account Deposit	$		$		$		$
Reserve Draw Amount	$		$		$		$
Reserve Account Surplus (after giving effect to any principal distributions on the related Distribution Date)	$		$		$		$
Reserve Account Closing Balance (after giving effect to any principal distributions and Reserve Account withdrawals on the related Distribution Date)	$		$		$		$

C-1-4

LIBOR Determination Date
Coupon to		%		%		%		%
Monthly Interest Due	$		$		$		$
Outstanding Monthly Interest Due	$		$		$		$
Additional Interest Due	$		$		$		$
Total Interest Due	$		$		$		$
Investor Default Amount	$		$		$		$
Investor Monthly Fees Due	$		$		$		$
Investor Additional Amounts Due	$		$		$		$
Total Due	$		$		$		$

Reallocated Investor Finance Charge Collections							$
Interest and Principal Funding Investment Proceeds							$
Interest on Reserve Account							$
Series Adjusted Portfolio Yield								%
Base Rate								%
Excess Spread Percentage								%

C. CERTIFICATES – BALANCES AND DISTRIBUTIONS	CLASS A		CLASS B		COLLATERAL INTEREST		TOTAL
Beginning Certificates Balance	$		$		$		$
Distributions of Interest	$		$		$		$
Deposits to the Principal Funding Account	$		$		$		$
Distributions of Principal	$		$		$		$
Total Distributions	$		$		$		$
Ending Certificates Balance	$		$		$		$

C-1-5

D)	Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

(1)	The total amount of the distribution:	$

(2)	The amount of the distribution in respect of Class A Monthly Interest:	$

(3)	The amount of the distribution in respect of Class A Outstanding Monthly Interest:	$

(4)	The amount of the distribution in respect of Class A Additional Interest:	$

(5)	The amount of the distribution in respect of principal of the Class A Certificates:	$

E)	Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

(1)	The total amount of Class A Investor Charge-Offs:	$

(2)	The amount of Class A Investor Charge-Offs per $1,000 original certificate principal amount:	$

(3)	The total amount reimbursed in respect of Class A Investor Charge-Offs:	$

(4)	The amount reimbursed in respect of Class A Investor Charge-Offs per $1,000 original certificate principal amount:	$

(5)	The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date:	$

F)	Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

(1)	The total amount of the distribution in respect of Class B Certificates:	$

(2)	The amount of the distribution in respect of Class B Monthly Interest:	$

C-1-6

(3)	The amount of the distribution in respect of Class B Outstanding Monthly Interest:	$

(4)	The amount of the distribution in respect of Class B Additional Interest:	$

(5)	The amount of the distribution in respect of principal of the Class B Certificates:	$

G)	Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

(1)	The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d) and (e) of the definition of Class B Invested Amount:	$

(2)	The amount of the reductions in the Class B Invested Amount per $1,000 original certificate principal amount:	$

(3)	The total amount reimbursed in respect of such reductions in the Class B Invested Amount:	$

(4)	The amount reimbursed in respect of such reductions in the Class B Invested Amount, per $1,000 original certificate principal amount:	$

(5)	The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:	$

H)	Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

(1)	The total amount distributed to the Collateral Interest Holder:	$

(2)	The amount of the distribution in respect of Collateral [Senior][2] Minimum Monthly Interest:	$

(3)	The amount of the distribution in respect of Collateral [Senior] [2] Additional Interest:	$

[2]	Only applicable to Series issued on September 11, 2009 or later.

C-1-7

(4)	The amount distributed to the Collateral Interest Holder in respect of principal on the Collateral Invested Amount:	$

(5)	The amount of the distribution to the Collateral Interest Holder in respect of remaining Excess Spread:	$

I)	Amount of reductions in Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Collateral Invested Amount.

(1)	The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d) and (e) of the definition of Collateral Invested Amount:	$

(2)	The total amount reimbursed in respect of such reductions in the Collateral Invested Amount:	$

C-1-8

J. APPLICATION OF REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS
1. CLASS A AVAILABLE FUNDS	$
a. Class A Monthly Interest	$
b. Class A Outstanding Monthly Interest	$
c. Class A Additional Interest	$
d. Class A Investor Default Amount (treated as Available Principal Collections)	$
e. Excess Spread	$
2. CLASS B AVAILABLE FUNDS	$
a. Class B Monthly Interest	$
b. Class B Outstanding Monthly Interest	$
c. Class B Additional Interest	$
d. Excess Spread	$
3. COLLATERAL AVAILABLE FUNDS	$
a. Excess Spread	$
4. TOTAL EXCESS SPREAD	$

K. REALLOCATED PRINCIPAL COLLECTIONS
1. Principal Allocation Percentage		%
2. Series 20[ ]-[ ] Allocable Principal Collections	$
3. Principal Allocation Percentage of Series 20[ ]-[ ] Allocable Principal Collections	$
4. Reallocated Principal Collections Required to fund the Required Amount	$
5. Item 3 minus Item 4	$
6. Shared Principal Collections from other Series allocated to Series 20[ ]-[ ]	$
7. Other amounts treated as Available Principal Collections	$
8. Available Principal Collections (total of items 5, 6 and 7)	$

L. APPLICATION OF AVAILABLE PRINCIPAL COLLECTIONS DURING REVOLVING PERIOD
1. Collateral Invested Amount	$
2. Required Collateral Invested Amount	$
3. Excess of Collateral Invested Amount over Required Collateral Invested Amount	$
4. Treated as Shared Principal Collections	$

C-1-9

M. APPLICATION OF PRINCIPAL COLLECTIONS DURING ACCUMULATION OR AMORTIZATION PERIOD
1. Principal Funding Account	$
2. Excess of Collateral Invested Amount over Required Collateral Invested Amount	$
3. Distribution of Principal	$
4. Treated as Shared Principal Collections	$

N. APPLICATION OF EXCESS SPREAD AND EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO SERIES 20[ ]-[ ]
1. Excess Spread	$
2. Excess Finance Charge Collections	$
3. Applied to fund Class A Required Amount	$
4. Class A Investor Charge-Offs treated as Available Principal Collections	$
5. Applied to fund overdue Class B Interest	$
6. Applied to fund Class B Required Amount	$
7. Reduction of Class B Invested Amount treated as Available Principal Collections	$
8. Applied to Collateral [Senior][3] Minimum Monthly Interest	$
9. Applied to unpaid Monthly Servicing Fee	$
10. Collateral Default Amount treated as Available Principal Collections	$
11. Reduction of Collateral Invested Amount treated as Available Principal Collections	$
12. Deposited to Reserve Account	$
13. Remaining Excess Spread distributed to Collateral Interest Holder(s)	$

O. YIELD AND BASE RATE
1. Base Rate
a. Current Monthly Period		%
b. Prior Monthly Period		%
c. Second Prior Monthly Period		%

2. Three Month Average Base Rate		%
3. Series Adjusted Portfolio Yield
a. Current Monthly Period		%
b. Prior Monthly Period		%
c. Second Prior Monthly Period		%

[3]	Only applicable to Series issued on September 11, 2009 or later.

C-1-10

4. Three Month average Series Adjusted Portfolio Yield			%
5. Is the 3 month average Series Adjusted Portfolio Yield more than the 3 month average Base Rate?		[Yes/No]

P. REASSIGNMENT AMOUNT
Adjusted Invested Amount	$
Monthly Interest	$
Monthly Interest previously due but not paid	$
Additional Interest	$
Additional Interest previously due but not paid	$
Reassignment Amount	$

C-1-11

SCHEDULE II

EXHIBIT C-1

FORM OF MONTHLY STATEMENT

AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

A. TRUST ACTIVITY	TRUST TOTALS
Record Date

Number of days in Monthly Period
Beginning Number of Accounts
Beginning Principal Receivable Balance, including any Additions, Removals, or Adjustments of Principal Receivables during the Monthly Period	$
a. Addition of Principal Receivables	$
b. Removal of Principal Receivables	$
c. Adjustments to Principal Receivables	$
Special Funding Account Balance	$
Beginning Total Principal Balance	$
Finance Charge Collections (excluding Recoveries)	$
Collections of Discount Option Receivables	$
Recoveries	$
Total Collections of Finance Charge Receivables	$
Total Collections of Principal Receivables	$
Monthly Payment Rate		%
Defaulted Amount	$
Annualized Default Rate		%
Annualized Default Rate, Net of Recoveries		%
Trust Portfolio Yield		%
New Principal Receivables	$
Ending Number of Accounts
Ending Principal Receivables Balance	$
Ending Required Minimum Principal Balance	$
Ending Transferor Amount	$
Ending Special Funding Account Balance	$
Ending Total Principal Balance	$
Ending Total Receivables	$

C-1-1

B SERIES ALLOCATIONS
	Invested Amount	Adjusted Invested Amount	Principal Funding Account Balance	Series Required Transferor Amount	Series Allocation Percentage		Series Allocable Finance Charge Collections	Series Allocable Recoveries	Series Allocable Principal Collections	Series Allocable Defaulted Amount
Group	$	$	$	$		%	$	$	$	$
Other	$	$	$	$		%	$	$	$	$
Total
Trust

C. GROUP ALLOCATIONS (1)
	Invested Amount	Investor Finance Charge Collections	Investor Monthly Interest	Investor Default Amount	Investor Monthly Fees	Investor Additional Amounts	Total	Reallocated Investor Finance Charge Collections	Investment Funding Account Proceeds	Available Excess
Group	$	$	$	$	$	$	$	$	$	$
Total	$	$	$	$	$	$	$	$	$	$
Trust Total	$	$	$	$	$	$	$	$	$	$

	Group Investor Finance Charge Collections	Group Expenses	Group Reallocable Investor Finance Charge Collections
Group	$

(1)	Series 2009-D-II, Series 2016-E-I and Series 2016-E-II do not share in group allocations with other series. Therefore, certain figures set forth in section “B. Series Allocations” above, which include Series 2009-D-II, Series 2016-E-I and Series 2016-E-II, will not equal the corresponding figures set forth in this section “C. Group Allocations.”

D. TRUST PERFORMANCE
Delinquencies		Dollar Amount	Percentage of Ending Total Receivables		Number of Accounts	Percentage of Total Number of Accounts
	31-60 Days Delinquent	$		%			%
	61-90 Days Delinquent	$		%			%
	91-120 Days Delinquent	$		%			%
	120+ Days Delinquent	$		%			%
	Total 30+ Days Delinquent	$		%			%

Loss Experience:
Ending Principal Receivables Balance
Defaulted Amount
Recoveries
Net Default Amount
	Annualized Default Rate						%
	Annualized Recovery Rate						%
	Annualized Default Rate, Net of Recoveries						%
Number of Accounts Experiencing a Loss
Number of Accounts Experiencing a Recovery
Average Net Default Amount per Account Experiencing a Loss

C-1-2

E. REPURCHASES AND REPLACEMENTS
Information required by Rule 15Ga-1(a) concerning the Trust:
[No activity to report for reporting period.]
Most recent Form ABS-15G:
Form ABS-15G filed on under CIK number

F. ASSET REVIEW
Information required by Item 1121(d)(1) of Regulation AB concerning the Trust:
[No activity to report for reporting period.]
Information required by Item 1121(d)(2) of Regulation AB concerning the Trust:
[There has been no change to the Asset Representation Reviewer during the reporting period.]

G. INVESTOR COMMUNICATION
Information required by Item 1121(e) of Regulation AB concerning the Trust:

[No activity to report for reporting period.]

[On [                    ], 20[    ], [            ] received a request from [            ] expressing an interest in communicating with other investors with regard to the possible exercise of rights under [TRANSACTION AGREEMENT]. The requesting investor may be contacted at:

[ADDRESS]

[PHONE NUMBER]

[EMAIL]]

H. CREDIT RISK RETENTION[1]
Required Seller’s Interest Amount	$
Seller’s Interest Amount	$
Seller’s Interest Percentage		%

[1]	Only applies on or after the date compliance with respect to Regulation RR is required.

C-1-3

SERIES 20[    ]-[    ] CERTIFICATES

A. INVESTOR/TRANSFEROR ALLOCATIONS	SERIES ALLOCATIONS		TOTAL INVESTOR INTEREST		TRANSFERORS’ INTEREST
Beginning Invested Amount/Transferor Amount	$		$		$
Beginning Adjusted Invested Amount	$		$		$
Floating Allocation Percentage		%		%		%
Principal Allocation Percentage		%		%		%
Collections of Finance Charge Receivables	$		$		$
Collections of Principal Receivables	$		$		$
Defaulted Amount	$		$		$
Ending Invested Amount/Transferor Amount	$		$		$

B. MONTHLY PERIOD FUNDING REQUIREMENTS	CLASS A		CLASS B		COLLATERAL INTEREST		TOTAL
Principal Funding Account Balance	$		$		$		$
Investment Proceeds for Monthly Period	$		$		$		$
Required Reserve Account Amount	$		$		$		$
Reserve Account Opening Balance	$		$		$		$
Reserve Account Investment Proceeds retained per Section 4.12(b)	$		$		$		$
Reserve Account Deposit	$		$		$		$
Reserve Draw Amount	$		$		$		$
Reserve Account Surplus (after giving effect to any principal distributions on the related Distribution Date)	$		$		$		$
Reserve Account Closing Balance (after giving effect to any principal distributions and Reserve Account withdrawals on the related Distribution Date)	$		$		$		$

C-1-4

LIBOR Determination Date
Coupon to		%		%		%		%
Monthly Interest Due	$		$		$		$
Outstanding Monthly Interest Due	$		$		$		$
Additional Interest Due	$		$		$		$
Total Interest Due	$		$		$		$
Investor Default Amount	$		$		$		$
Investor Monthly Fees Due	$		$		$		$
Investor Additional Amounts Due	$		$		$		$
Total Due	$		$		$		$

Reallocated Investor Finance Charge Collections							$
Interest and Principal Funding Investment Proceeds							$
Interest on Reserve Account							$
Series Adjusted Portfolio Yield								%
Base Rate								%
Excess Spread Percentage								%

C. CERTIFICATES – BALANCES AND DISTRIBUTIONS	CLASS A		CLASS B		COLLATERAL INTEREST		TOTAL
Beginning Certificates Balance	$		$		$		$
Distributions of Interest	$		$		$		$
Deposits to the Principal Funding Account	$		$		$		$
Distributions of Principal	$		$		$		$
Total Distributions	$		$		$		$
Ending Certificates Balance	$		$		$		$

C-1-5

D)	Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

(1)	The total amount of the distribution:	$

(2)	The amount of the distribution in respect of Class A Monthly Interest:	$

(3)	The amount of the distribution in respect of Class A Outstanding Monthly Interest:	$

(4)	The amount of the distribution in respect of Class A Additional Interest:	$

(5)	The amount of the distribution in respect of principal of the Class A Certificates:	$

E)	Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

(1)	The total amount of Class A Investor Charge-Offs:	$

(2)	The amount of Class A Investor Charge-Offs per $1,000 original certificate principal amount:	$

(3)	The total amount reimbursed in respect of Class A Investor Charge-Offs:	$

(4)	The amount reimbursed in respect of Class A Investor Charge-Offs per $1,000 original certificate principal amount:	$

(5)	The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date:	$

F)	Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

(1)	The total amount of the distribution in respect of Class B Certificates:	$

(2)	The amount of the distribution in respect of Class B Monthly Interest:	$

C-1-6

(3)	The amount of the distribution in respect of Class B Outstanding Monthly Interest:	$

(4)	The amount of the distribution in respect of Class B Additional Interest:	$

(5)	The amount of the distribution in respect of principal of the Class B Certificates:	$

G)	Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

(1)	The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d) and (e) of the definition of Class B Invested Amount:	$

(2)	The amount of the reductions in the Class B Invested Amount per $1,000 original certificate principal amount:	$

(3)	The total amount reimbursed in respect of such reductions in the Class B Invested Amount:	$

(4)	The amount reimbursed in respect of such reductions in the Class B Invested Amount, per $1,000 original certificate principal amount:	$

(5)	The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:	$

H)	Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

(1)	The total amount distributed to the Collateral Interest Holder:	$

(2)	The amount of the distribution in respect of Collateral Senior Minimum Monthly Interest:	$

(3)	The amount of the distribution in respect of Collateral Senior Additional Interest:	$

C-1-7

(4)	The amount distributed to the Collateral Interest Holder in respect of principal on the Collateral Invested Amount:	$

(5)	The amount of the distribution to the Collateral Interest Holder in respect of remaining Excess Spread:	$

I)	Amount of reductions in Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Collateral Invested Amount.

(1)	The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d) and (e) of the definition of Collateral Invested Amount:	$

(2)	The total amount reimbursed in respect of such reductions in the Collateral Invested Amount:	$

C-1-8

J. APPLICATION OF REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS
1. CLASS A AVAILABLE FUNDS	$
a. Class A Monthly Interest	$
b. Class A Outstanding Monthly Interest	$
c. Class A Additional Interest	$
d. Class A Investor Default Amount (treated as Available Principal Collections)	$
e. Excess Spread	$
2. CLASS B AVAILABLE FUNDS	$
a. Class B Monthly Interest	$
b. Class B Outstanding Monthly Interest	$
c. Class B Additional Interest	$
d. Excess Spread	$
3. COLLATERAL AVAILABLE FUNDS	$
a. Excess Spread	$
4. TOTAL EXCESS SPREAD	$

K. REALLOCATED PRINCIPAL COLLECTIONS
1. Principal Allocation Percentage	%
2. Series 20[ ]-[ ] Allocable Principal Collections	$
3. Principal Allocation Percentage of Series 20[ ]-[ ] Allocable Principal Collections	$
4. Reallocated Principal Collections Required to fund the Required Amount	$
5. Item 3 minus Item 4	$
6. Shared Principal Collections from other Series allocated to Series 20[ ]-[ ]	$
7. Other amounts treated as Available Principal Collections	$
8. Available Principal Collections (total of items 5, 6 and 7)	$

L. APPLICATION OF AVAILABLE PRINCIPAL COLLECTIONS DURING REVOLVING PERIOD
1. Collateral Invested Amount	$
2. Required Collateral Invested Amount	$
3. Excess of Collateral Invested Amount over Required Collateral Invested Amount	$
4. Treated as Shared Principal Collections	$

C-1-9

M. APPLICATION OF PRINCIPAL COLLECTIONS DURING ACCUMULATION OR AMORTIZATION PERIOD
1. Principal Funding Account	$
2. Excess of Collateral Invested Amount over Required Collateral Invested Amount	$
3. Distribution of Principal	$
4. Treated as Shared Principal Collections	$

N. APPLICATION OF EXCESS SPREAD, EXCESS FINANCE CHARGE COLLECTIONS AND FUNDS FROM SERIES 20[ ]-[ ]-[I/II] ALLOCATED TO SERIES 20[ ]-[ ]
1. Excess Spread	$
2. Excess Finance Charge Collections	$
3. Funds from Series 20[ ]-[ ]-[I/II]	$
4. Applied to fund Class A Required Amount	$
5. Class A Investor Charge-Offs treated as Available Principal Collections	$
6. Applied to fund overdue Class B Interest	$
7. Applied to fund Class B Required Amount	$
8. Reduction of Class B Invested Amount treated as Available Principal Collections	$
9. Applied to Collateral Senior Minimum Monthly Interest	$
10. Applied to unpaid Monthly Servicing Fee	$
11. Collateral Default Amount treated as Available Principal Collections	$
12. Reduction of Collateral Invested Amount treated as Available Principal Collections	$
13. Deposited to Reserve Account	$
14. Remaining Excess Spread distributed to Collateral Interest Holder(s)	$

O. YIELD AND BASE RATE
1. Base Rate
a. Current Monthly Period	%
b. Prior Monthly Period	%
c. Second Prior Monthly Period	%

2. Three Month Average Base Rate	%
3. Series Adjusted Portfolio Yield
a. Current Monthly Period	%
b. Prior Monthly Period	%
c. Second Prior Monthly Period	%

C-1-10

4. Three Month average Series Adjusted Portfolio Yield			%
5. Is the 3 month average Series Adjusted Portfolio Yield more than the 3 month average Base Rate?		[Yes/No]

P. REASSIGNMENT AMOUNT
Adjusted Invested Amount	$
Monthly Interest	$
Monthly Interest previously due but not paid	$
Additional Interest	$
Additional Interest previously due but not paid	$
Reassignment Amount	$

C-1-11

SCHEDULE III

EXHIBIT C-1

FORM OF MONTHLY STATEMENT

AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

A. TRUST ACTIVITY	TRUST TOTALS
Record Date
Number of days in Monthly Period
Beginning Number of Accounts
Beginning Principal Receivable Balance, including any Additions, Removals, or Adjustments of Principal Receivables during the Monthly Period	$
a. Addition of Principal Receivables	$
b. Removal of Principal Receivables	$
c. Adjustments to Principal Receivables	$
Special Funding Account Balance	$
Beginning Total Principal Balance	$
Finance Charge Collections (excluding Recoveries)	$
Collections of Discount Option Receivables	$
Recoveries	$
Total Collections of Finance Charge Receivables	$
Total Collections of Principal Receivables	$
Monthly Payment Rate		%
Defaulted Amount	$
Annualized Default Rate		%
Annualized Default Rate, Net of Recoveries		%
Trust Portfolio Yield		%
New Principal Receivables	$
Ending Number of Accounts
Ending Principal Receivables Balance	$
Ending Required Minimum Principal Balance	$
Ending Transferor Amount	$
Ending Special Funding Account Balance	$
Ending Total Principal Balance	$
Ending Total Receivables	$

C-1-1

B SERIES ALLOCATIONS
	Invested Amount	Adjusted Invested Amount	Principal Funding Account Balance	Series Required Transferor Amount	Series Allocation Percentage		Series Allocable Finance Charge Collections	Series Allocable Recoveries	Series Allocable Principal Collections	Series Allocable Defaulted Amount
Group	$	$	$	$		%	$	$	$	$
Total
Trust

C. GROUP ALLOCATIONS (1)
	Invested Amount	Investor Finance Charge Collections	Investor Monthly Interest	Investor Default Amount	Investor Monthly Fees	Investor Additional Amounts	Total	Reallocated Investor Finance Charge Collections	Investment Funding Account Proceeds	Available Excess
Group	$	$	$	$	$	$	$	$	$	$
Total	$	$	$	$	$	$	$	$	$	$
Trust Total	$	$	$	$	$	$	$	$	$	$

	Group Investor Finance Charge Collections	Group Expenses	Group Reallocable Investor Finance Charge Collections
Group	$

(1)	Series 2009-D-II, Series 2016-E-I and Series 2016-E-II do not share in group allocations with other series. Therefore, certain figures set forth in section “B. Series Allocations” above, which include Series 2009-D-II, Series 2016-E-I and Series 2016-E-II, will not equal the corresponding figures set forth in this section “C. Group Allocations.”

D. TRUST PERFORMANCE
Delinquencies	Dollar Amount	Percentage of Ending Total Receivables		Number of Accounts	Percentage of Total Number of Accounts
	31-60 Days Delinquent $		%			%
	61-90 Days Delinquent $		%			%
	91-120 Days Delinquent $		%			%
	120+ Days Delinquent $		%			%
	Total 30+ Days Delinquent $		%			%

Loss Experience:
Ending Principal Receivables Balance
Defaulted Amount
Recoveries
Net Default Amount
	Annualized Default Rate					%
	Annualized Recovery Rate					%
	Annualized Default Rate, Net of Recoveries					%
Number of Accounts Experiencing a Loss
Number of Accounts Experiencing a Recovery
Average Net Default Amount per Account Experiencing a Loss

C-1-2

E. REPURCHASES AND REPLACEMENTS
Information required by Rule 15Ga-1(a) concerning the Trust:
[No activity to report for reporting period.]
Most recent Form ABS-15G:
Form ABS-15G filed on under CIK number

F. ASSET REVIEW
Information required by Item 1121(d)(1) of Regulation AB concerning the Trust:
[No activity to report for reporting period.]
Information required by Item 1121(d)(2) of Regulation AB concerning the Trust:
[There has been no change to the Asset Representation Reviewer during the reporting period.]

G. INVESTOR COMMUNICATION
Information required by Item 1121(e) of Regulation AB concerning the Trust:

[No activity to report for reporting period.]

[On [                    ], 20[    ], [            ] received a request from [            ] expressing an interest in communicating with other

investors with regard to the possible exercise of rights under [TRANSACTION AGREEMENT]. The requesting investor may be contacted at:

[ADDRESS]

[PHONE NUMBER]

[EMAIL]]

H. CREDIT RISK RETENTION[1]
Required Seller’s Interest Amount	$
Seller’s Interest Amount	$
Seller’s Interest Percentage		%

[1]	Only applies on or after the date compliance with respect to Regulation RR is required.

C-1-3

SERIES 20[    ]-[    ]-[I/II] CERTIFICATES

A. INVESTOR/TRANSFEROR ALLOCATIONS	SERIES ALLOCATIONS		TOTAL INVESTOR INTEREST		TRANSFERORS’ INTEREST
Beginning Invested Amount/Transferor Amount	$		$		$
Beginning Adjusted Invested Amount	$		$		$
Floating Allocation Percentage		%		%		%
Principal Allocation Percentage		%		%		%
Collections of Finance Charge Receivables	$		$		$
Collections of Principal Receivables	$		$		$
Defaulted Amount	$		$		$
Ending Invested Amount/Transferor Amount	$		$		$

B. MONTHLY PERIOD FUNDING REQUIREMENTS							TOTAL
LIBOR Determination Date
Coupon to								%
Monthly Interest Due							$
Outstanding Monthly Interest Due							$
Additional Interest Due							$
Total Interest Due							$
Investor Default Amount							$
Investor Monthly Fees Due							$
Investor Additional Amounts Due							$
Total Due							$

C-1-4

Investor Finance Charge Collections	$
Series Adjusted Portfolio Yield		%

C. CERTIFICATES – BALANCES AND DISTRIBUTIONS	TOTAL
Beginning Certificates Balance	$
Distributions of Interest	$
Distributions of Principal	$
Total Distributions	$
Ending Certificates Balance	$

D)	Information regarding distributions on the Distribution Date in respect of the Series 20[ ]-[ ]-[I/II] Certificates per $1,000 certificate principal amount

(1)	The total amount of the distribution	$

(2)	The amount of the distribution in respect of Monthly Interest	$

(3)	The amount of the distribution in respect of Outstanding Monthly Interest	$

(4)	The amount of the distribution in respect of Additional Interest	$

(5)	The amount of the distribution in respect of principal of the Series 20[ ]-[ ]-[I/II] Certificates	$

[E)	Amount of reductions in the Scheduled Partial Amortization Amounts pursuant to clauses (c) and (d) of the definition of Scheduled Partial Amortization Amount on such Distribution Date

(1)	The amount of the aggregate reductions in the Scheduled Partial Amortization Amounts per $1,000 certificate principal amount	$

(2)	The aggregate amount reimbursed in respect of such reductions in the Scheduled Partial Amortization Amounts per $1,000 certificate principal amount	$

(3)	The amount, if any, by which the outstanding principal balance of the Series 2009-D-II Certificates exceeds the Invested Amount after giving effect to all transactions on such Distribution Date	$	][2]

C-1-5

[E)	Amount of reductions in the Scheduled Partial Amortization Amounts pursuant to clauses (c) and (d) of the definition of Scheduled Partial Amortization Amount on such Distribution Date

(1)

The amount of reductions in the Scheduled Partial Amortization Amount for each of the following Referenced Series pursuant to clauses (c) and (d) of the definition of Scheduled Partial Amortization Amount:

	(a) Series 20[ ]-[ ]	$	[3]

(2)	The amount of the aggregate reductions in the Scheduled Partial Amortization Amounts per $1,000 certificate principal amount	$

(3)	The total amount reimbursed in respect of the reductions in the Scheduled Partial Amortization Amount for each of the following Referenced Series

	(a) Series 20[ ]-[ ]	$	[4]

(4)	The aggregate amount reimbursed in respect of such reductions in the Scheduled Partial Amortization Amounts per $1,000 certificate principal amount	$

(5)	The amount, if any, by which the outstanding principal balance of the Series 20[ ]-[ ]-[I/II] Certificates exceeds the Invested Amount after giving effect to all transactions on such Distribution Date	$	][5]

[2]	Only applicable to Series 2009-D-II
[3]	This Item (E)(1)(a) will be repeated for each Referenced Series.
[4]	This Item (E)(3)(a) will be repeated for each Referenced Series.
[5]	Only applicable to Series 2016-E-I or Series 2016-E-II

C-1-6

F. SCHEDULED PARTIAL AMORTIZATION AMOUNTS / SERIES 20[ ]-[ ]-[I/II] INVESTED AMOUNT	Beginning Scheduled Partial Amortization Amount	Distributions of Principal	Pro rata share of Investor Charge-Offs	Reallocated Principal Collections Applied	Reimbursements	Ending Scheduled Partial Amortization Amount
Series 20[ ]-[ ][6]
Series 20[ ]-[ ]-[I/II] Invested Amount (aggregate of Scheduled Partial Amortization Amounts)

G. APPLICATION OF INVESTOR FINANCE CHARGE COLLECTIONS
1. AVAILABLE FUNDS						$
a. Monthly Servicing Fee						$
b. Aggregate application of Referenced Series Shortfall Coverage Amounts						$
c. Investor Default Amount (treated as Available Principal Collections)						$
d. Monthly Interest						$
e. Outstanding Monthly Interest						$
f. Additional Interest						$
2. EXCESS SPREAD						$

H. REALLOCATED PRINCIPAL COLLECTIONS
1. Principal Allocation Percentage							%
2. Series 20[ ]-[ ]-[I/II] Allocable Principal Collections						$
3. Principal Allocation Percentage of Series 20[ ]-[ ]-[I/II] Allocable Principal Collections						$
4. Aggregate amount of Reallocated Principal Collections required to fund the Referenced Series Adjusted Shortfalls						$
5. Item 3 minus Item 4						$
6. Shared Principal Collections from other Series allocated to Series 20[ ]-[ ]-[I/II]						$
7. Other amounts treated as Available Principal Collections						$
8. Available Principal Collections (total of items 5, 6 and 7)						$

[6]	This item will be repeated for each Referenced Series.

C-1-7

I. APPLICATION OF AVAILABLE PRINCIPAL COLLECTIONS DURING REVOLVING PERIOD
1. Treated as Shared Principal Collections	$

J. APPLICATION OF PRINCIPAL COLLECTIONS DURING SCHEDULED PARTIAL AMORTIZATION PERIOD OR EARLY AMORTIZATION PERIOD
1. Retained during an Early Amortization Period	$
2. Aggregate application to fund Scheduled Partial Amortization Amounts during a Scheduled Partial Amortization Period	$
3. Treated as Shared Principal Collections	$

K. APPLICATION OF EXCESS SPREAD AND EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO SERIES 20[ ]-[ ]-[I/II]
1. Excess Spread	$
2. Excess Finance Charge Collections	$
3. Applied to fund Required Amount	$
4. Investor Charge-Offs treated as Available Principal Collections	$
5. Applied to unpaid Monthly Servicing Fee	$
6. Aggregate reimbursement of reductions of Scheduled Partial Amortization Amounts treated as Available Principal Collections	$
7. Applied to fund Series 20[ ]-[ ]-[I/II] Shortfall	$
8. Remaining Excess Spread distributed to Holders of Transferor Certificate	$

L. AMOUNTS AND APPLICATIONS RELATING TO THE REFERENCED SERIES
	Referenced Series Adjusted Shortfall	Referenced Series Shortfall Coverage Amount	Allocable portion of Reallocated Principal Collections	Applied to fund Scheduled Partial Amortization Amount	Reimbursements of reductions of Scheduled Partial Amortization Amount
Series 20[ ]-[ ][7]
Aggregate for all Referenced Series

M. APPLICATION OF FUNDS FROM SERIES 20[ ]-[ ]-[I/II]
1. Applied under Section 4.05	$
a. Shortfalls in Monthly Servicing Fee	$

[7]	This item will be repeated for each Referenced Series.

C-1-8

b. Shortfalls in Investor Default Amount (treated as Available Principal Collections)	$
c. Shortfalls in Monthly Interest, Outstanding Monthly Interest and Additional Interest	$
2. Applied under Section 4.07	$
a. Shortfalls in Investor Charge-Offs treated as Available Principal Collections	$
b. Shortfalls in unpaid Monthly Servicing Fee	$
c. Shortfalls in reimbursements of reductions of Scheduled Partial Amortization Amounts treated as Available Principal Collections	$

C-1-9